        MORGAN STANLEY INSTITUTIONAL FUND TRUST - EQUITIES PLUS PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2007 - SEPTEMBER 30, 2007

                                                                AMOUNT OF    % OF
                                        OFFERING     TOTAL       SHARES    OFFERING   % OF FUNDS
    SECURITY       PURCHASE/   SIZE OF  PRICE OF   AMOUNT OF    PURCHASED  PURCHASED    TOTAL                      PURCHASED
    PURCHASED     TRADE DATE  OFFERING   SHARES    OFFERING     BY FUND    BY FUND      ASSETS        BROKERS         FROM
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                                                                                                      Morgan
                                                                                                  Stanley, Citi,
                                                                                                  Credit Suisse,
                                                                                                  Goldman, Sachs
                                                                                                      & Co.,
                                                                                                   Deutsche Bank
                                                                                                    Securities,
                                                                                                   JPMorgan RBS
                                                                                                     Greenwich
                                                                                                  Capital, Daiwa
                                                                                                    Securities
                                                                                                   SMBC Europe,
                                                                                                  Mitsubishi UFJ
                                                                                                    Securities,
                                                                                                     Wachovia
                                                                                                    Securities,
     Capmark                                                                                        West LB AG,
 Financial Group   05/03/07       --     $99.84   $295,000.00   20,000.00    0.00%      0.06%        Bank of         Citigroup
    6.30% due                                                                                         America
    5/10/2017                                                                                       Securities
                                                                                                   LLC, Natixis,
                                                                                                    RBC Capital
                                                                                                     Markets,
                                                                                                      Scotia
                                                                                                     Capital,
                                                                                                      Lehman
                                                                                                     Brothers,
                                                                                                      Shinsei
                                                                                                   International
                                                                                                      Limited

                                                                                                      Morgan
                                                                                                  Stanley, Citi,
                                                                                                  Credit Suisse,
                                                                                                  Goldman, Sachs
                                                                                                      & Co.,
                                                                                                   Deutsche Bank
                                                                                                    Securities,
                                                                                                   JPMorgan RBS
                                                                                                     Greenwich
                                                                                                  Capital, Daiwa
                                                                                                    Securities
                                                                                                   SMBC Europe,
                                                                                                  Mitsubishi UFJ
                                                                                                    Securities,
                                                                                                     Wachovia
                                                                                                    Securities,
                                                                                                    West LB AG,
                                                                                                      Bank of
                                                                                                      America
     Capmark                                                                                        Securities
 Financial Group   05/03/07       --     $99.96   $715,000.00   40,000.00    0.00%      0.14%      LLC, Natixis,     Citigroup
   5.875% due                                                                                       RBC Capital
    5/10/2012                                                                                        Markets,
                                                                                                      Scotia
                                                                                                     Capital,
                                                                                                      Lehman
                                                                                                     Brothers,
                                                                                                      Shinsei
                                                                                                   International
                                                                                                      Limited